ASSIGNMENT

        WHEREAS, DELPHI TECHNOLOGIES, INC, a corporation organized under the laws of the State of Delaware (hereinafter referred to as “ASSIGNOR”), is the owner of certain inventions or improvements described below (the “Intellectual Property”):

Patent Number	Country	Granted Patents Title
6368743	US	A COMPACT BATTERY PACKAGE
10110415	DE	A COMPACT BATTERY PACKAGE
6413668	US	LITHIUM ION BATTERY AND CONTAINER
10100626	DE	LITHIUM ION BATTERY AND CONTAINER
6406815	US	COMPACT LITHIUM ION BATTERY AND METHOD OF MANUFACTURING
6166520	US	INTERCELL BUSSING SYSTEM FOR BATTERY PACK
6749650	US	SYSTEM AND METHOD FOR MULTILAYER FABRICATION OF LITHIUM POLYMER BATTERIES AND CELLS
6746797	US	BATTERY PACK HAVING FLEXIBLE CIRCUIT CONNECTOR
6729908	US	BATTERY PACK HAVING PERFORATED TERMINAL ARRANGEMENT
6800100	US	BATTERY CONSTRUCTED WITH INDEXING CONVEYOR SYSTEM AND CONTINUOUS TERMINAL CHAIN
6765389	US	METHOD OF COMPUTING AC IMPEDANCE OF AN ENERGY SYSTEM
4826743	US	SOLID-STATE LITHIUM BATTERY
5604057	US	A SECONDARY CELL HAVING A LITHIUM INTERCALATING MANGANESE OXIDE
3084244	JP	A SECONDARY CELL HAVING A LITHIUM INTERCALATING MANGANESE OXIDE
6168880	US	USE OF POLYMER MESH FOR IMPROVEMENT OF SAFETY PERFORMANCE AND ASSEMBLY METHODS
6143042	US	METHOD OF MAKING FILMS AND LAMINATED CELL STRUCTURES
6248138	US	ACTIVATION AND SEALING OF STORAGE BATTERIES
6617078	US	LITHIUM ION RECHARGEABLE BATTERIES UTILIZING CHLORINATED POLYMER BLENDS
6419712	US	LITHIUM POLYMER CONSISTENT LAMINATION PROCESS

Application Number	Country	Pending Applications Title
10/001329	US	COMPACT LITHIUM ION BATTERY AND METHOD OF MANUFACTURING
09/862388	US	METHOD OF FABRICATION OF COMPOSITE ELECTRODES IN LITHIUM ION BATTERY AND CELLS
2075618.5	EP	METHOD OF PREPARATION OF LITHIUM BATTERY
2075618.5	DE	METHOD OF PREPARATION OF LITHIUM BATTERY
2077698.5	EP	BATTERY PACK HAVING FLEXIBLE CIRCUIT CONNECTOR
2077698.5	DE	BATTERY PACK HAVING FLEXIBLE CIRCUIT CONNECTOR
09/918878	US	BATTERY PACK HAVING IMPROVED BATTERY CELL TERMINAL CONFIGURATION
10/108960	US	SYSTEM AND METHOD FOR MULTILAYER FABRICATION OF LITHIUM POLYMER BATTERIES AND CELLS
USING SURFACE TREATED SEPARATORS
10/853439	US	LITHIUM ION BATTERY WITH OXIDIZED POLYMER BINDER
10/202310	US	LITHIUM CELL WITH MIXED POLYMER SYSTEM
3077066.3	EP	LITHIUM CELL WITH MIXED POLYMER SYSTEM
3077066.3	DE	LITHIUM CELL WITH MIXED POLYMER SYSTEM
10/265969	US	PROTECTIVE FRAME FOR RECHARGEABLE BATTERY CELLS
10/236240	US	BATTERY CELL HAVING EDGE SUPPORT AND METHOD OF MAKING THE SAME
10/348749	US	LITHIUM POLYMER BATTERY DESIGN
4075112.5	EP	LITHIUM POLYMER BATTERY DESIGN
4075112.5	DE	LITHIUM POLYMER BATTERY DESIGN
10/657905	US	METHOD OF OPERATING AN ENERGY SYSTEM USING LOAD PROFILE PARAMETERS
10/916785	US	METHOD FOR CELL BALANCING FOR LITHIUM BATTERY SYSTEMS
10/434940	US	SYSTEM AND METHOD FOR BATTERY CHARGE CONTROL BASED ON CHARGE CAPACITY HEADROOM
10/442747	US	SYSTEM AND METHOD OF ADAPTIVE REGENERATIVE ENERGY CONTROL
10/776065	US	LITHIUM POLYMER BATTERY CELL
10/675552	US	METHOD OF PREPARATION OF POSITIVE ELECTRODE MATERIAL
10/675695	US	POSITIVE ELECTRODE MATERIAL FOR LITHIUM-ION BATTERY
10/658641	US	METHOD AND APPARATUS FOR OVERCHARGE PROTECTION USING ANALOG OVERVOLTAGE DETECTION
10/771916	US	HALOGEN-FREE FIRE RETARDANT SYSTEM FOR LOW HEAT RELEASE POLYMERS
10/677051	US	LITHIUM ION BATTERY WITH DISSIMILAR POLYMER COMPOSITIONS IN ELECTRODES
10/900502	US	METHOD AND APPARATUS FOR BALANCING MULTI-CELL LITHIUM BATTERY SYSTEMS
10/900650	US	METHOD FOR BATTERY COLD-TEMPERATURE WARM-UP MECHANISM USING CELL EQUALIZATION
HARDWARE
10/827539	US	SURFACE TREATMENT FOR METAL-POLYMER LAMINATED ELECTROCHEMICAL CELL PACKAGE
10/771972	US	FIRE SHIELDING BATTERY CASE
10139337.7	DE	LITHIUM ION RECHARGEABLE BATTERIES UTILIZING CHLORINATED POLYMER BLENDS
10122366.8	DE	LITHIUM POLYMER CONSISTENT LAMINATION PROCESS

Docket No.	Country	Unfiled Records of Invention Title
DP-312245	US	INTEGRATED DROP-IN LITHIUM BATTERY SUBSTITUTE FOR 12V
LEAD-ACID BATTERIES
DP-309999	US	BATTERY CATALYST
DP-311881	US	KINETIC SPRAY FOR MAKING ELECTRICAL CONNECTIONS
INCLUDING BATTERY CONNECTIONS
DP-312610	US	LITHIUM ION POLYMER CELL

        WHEREAS, EnerDel, Inc., existing by virtue of the laws of the State of Delaware, (hereinafter “ASSIGNEE”), is desirous of acquiring the entire right, title and interest in and to said Intellectual Property and in and to any Letters Patent which may be granted therefor in the United States and in any and all foreign countries;

        NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR has sold, assigned, and transferred, and by these presents does sell, assign and transfer, unto said ASSIGNEE, its successors and assigns

(1)	The entire right, title and interest in and to any and all Letters Patent respecting the Intellectual Property which have been granted and which may be granted therefor in the United States and its territorial possessions and in any and all foreign countries and in and to any and all divisions, reissues, continuations and extensions thereof, and

(2)	For all other rights to said Intellectual Property, the full and exclusive right thereto limited exclusively to lithium battery applications, including lithium ion, lithium metal batteries and lithium polymer batteries in the United States and its territorial possessions and in all foreign countries.

        ASSIGNOR does hereby authorize and request the Patent Office Officials in the United States and in any foreign countries to issue any and all of said Letters Patent, when granted, to said ASSIGNEE, as the assignee of the entire right, title and interest in and to the same, for the sole use and on behalf of said ASSIGNEE, its successors and assigns.

        ASSIGNOR agrees that it will communicate to said ASSIGNEE, or its representatives, any facts known to ASSIGNOR respecting said invention; testify in any legal proceedings; sign all lawful papers; execute all divisional, continuation, substitution, renewal and reissue applications; execute all necessary assignment papers to cause any and all of said Letters Patent to be issued to said ASSIGNEE; make all rightful oaths; and generally do everything possible to aid the said ASSIGNEE, its successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

        IN TESTIMONY WHEREOF, I have hereunto set my hand this 20th day of October, 2004.

ASSIGNOR:

DELPHI TECHNOLOGIES, INC.

BY:

PRINTED NAME AND TITLE: Timothy G. Forbes - Vice President, Technology, Commercialization & Licensing

ADDRESS: 5725 Delphi Drive, Troy, Michigan 48098